Oppenheimer International Bond Fund

Supplement dated April 3, 2009 to the

Prospectus dated January 28, 2009

This supplement amends the Prospectus of Oppenheimer International Bond Fund (the “Fund”) dated January 28, 2009 and replaces the supplement dated March 31, 2009. The Prospectus is revised as follows:

1.	Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 19 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Robert Robis and Sara J. Zervos. Messrs. Steinmetz and Robis and Ms. Zervos are primarily responsible for the day-to-day management of the Fund's investments. Mr. Steinmetz has been a portfolio manager and Vice President of the Fund since April 2004. Mr. Robis and Ms. Zervos have been portfolio managers and Vice Presidents of the Fund since April 1, 2009.

Mr. Steinmetz has been Director of Fixed-Income Investments of the Manager since January 2009 and a Senior Vice President of the Manager since March 1993. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Robis has been a Vice President and global economist of the Manager's fixed-income team since July 2005. He was a research analyst of the Manager from August 1998 to April 2004. Mr. Robis was a proprietary trader at J.P. Morgan from June 2004 to May 2005 and an economist and portfolio strategist at BCA Research from March 1995 to July 1998. Mr. Robis is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ms. Zervos has been a Vice President of the Manager since April 2008. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

2.	The following is added immediately after the paragraph titled "Class N Shares," on page 42:

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager’s and/or the Distributor’s own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

April 3, 2009                                                                                        PS0880.035